                                                                    EXHIBIT (13)



                      Schedule of Performance Computations


                                     TABLE 1
                           AVERAGE ANNUAL TOTAL RETURN
                               BASIC DEATH BENEFIT

                                                                                                                      From SEC
                                                       SEC              One Year       Five Years     Ten Years     Registration
                   Fund                            Registration           Ended           Ended          Ended         Through
                Portfolio                              Date             12/31/1999      12/31/1999     12/31/1999     12/31/1999
                ---------                              ----             ----------      ----------     ----------     ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                             11/95              -2.36%            N/A             N/A          2.21%
Diversified Conservative Growth Portfolio              05/99               5.09%            N/A             N/A          7.82%
High Yield Bond Portfolio                              11/95               3.16%            N/A             N/A          4.91%
Stock Index Portfolio                                  11/95              18.87%            N/A             N/A         24.24%
Equity Income Portfolio                                11/96              10.95%            N/A             N/A         14.10%
Equity Portfolio                                       11/95              10.91%            N/A             N/A         14.75%
Prudential Jennison Portfolio                          11/95              40.25%            N/A             N/A         28.66%
Global Portfolio                                       11/95              46.22%            N/A             N/A         21.98%
Small Capitalization Stock Portfolio                   09/98              11.12%            N/A             N/A         45.73%
20/20 Focus Portfolio                                  05/99              17.81%            N/A             N/A         28.10%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                        10/96              32.39%            N/A             N/A         28.38%
AIM V.I. Value Fund                                    10/96              28.10%            N/A             N/A         28.22%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                              09/98             -12.84%            N/A             N/A          0.12%

JASPEN ASPEN SERIES
Growth Portfolio                                       10/96              42.00%            N/A             N/A         31.10%
International Growth Portfolio                         10/96              79.78%            N/A             N/A         34.82%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                 10/96              74.29%            N/A             N/A         38.60%
Research Series                                        10/96              20.82%            N/A             N/A         21.68%

OCC ACCUMULATION TRUST
Managed Portfolio                                      10/96              -1.60%            N/A             N/A         10.29%
Small Cap Portfolio                                    10/96              -3.88%            N/A             N/A          3.45%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                10/96               2.27%            N/A             N/A         13.67%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                          10/96              31.48%            N/A             N/A         16.22%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2          09/98              68.20%            N/A             N/A         73.03%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                         10/96              61.26%            N/A             N/A         20.61%

                                                                         584.29%                                       512.69%
                                                                           3.50%                                         3.76%
                                                                         587.79%                                       516.45%

                                    TABLE 2
                          AVERAGE ANNUAL TOTAL RETURN
                             ENHANCED DEATH BENEFIT



                                                                                                                          From SEC
                                                         SEC          One Year        Five Years       Ten Years        Registration
                    Fund                             Registration      Ended            Ended            Ended            Through
                  Portfolio                              Date        12/31/1999       12/31/1999       12/31/1999        12/31/1999
                  ---------                              ----        ----------       ----------       ----------        ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                               11/95          -2.69%             N/A              N/A              1.90%
Diversified Conservative Growth Portfolio                05/99           4.89%             N/A              N/A              7.51%
High Yield Bond Portfolio                                11/95           2.86%             N/A              N/A              4.60%
Stock Index Portfolio                                    11/95          18.52%             N/A              N/A             23.87%
Equity Income Portfolio                                  11/96          10.62%             N/A              N/A             13.76%
Equity Portfolio                                         11/95          10.58%             N/A              N/A             14.42%
Prudential Jennison Portfolio                            11/95          39.84%             N/A              N/A             28.28%
Global Portfolio                                         11/95          45.80%             N/A              N/A             21.62%
Small Capitalization Stock Portfolio                     09/98          10.79%             N/A              N/A             44.39%
20/20 Focus Portfolio                                    05/99          17.58%             N/A              N/A             27.74%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                          10/96          32.00%             N/A              N/A             28.03%
AIM V.I. Value Fund                                      10/96          27.72%             N/A              N/A             27.78%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                                09/98         -13.09%             N/A              N/A             -0.17%

JASPEN ASPEN SERIES
Growth Portfolio                                         10/96          41.58%             N/A              N/A             30.70%
International Growth Portfolio                           10/96          79.25%             N/A              N/A             34.41%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                   10/96          73.78%             N/A              N/A             38.18%
Research Series                                          10/96          20.46%             N/A              N/A             21.31%

OCC ACCUMULATION TRUST
Managed Portfolio                                        10/96          -1.89%             N/A              N/A              9.96%
Small Cap Portfolio                                      10/96          -4.17%             N/A              N/A              3.14%

T. ROWE PRICE EQUITY SERIES , INC.
Equity Income Portfolio                                  10/96           1.96%             N/A              N/A             13.33%

T. ROWE PRICE INTERNATIONAL SERIES , INC.
International Series - Int'l Stock Portfolio             10/96          31.08%             N/A              N/A             15.85%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2            09/98          67.71%             N/A              N/A             72.52%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                           10/96          60.77%             N/A              N/A             20.21%

                                                                       575.95%                                             503.34%
                                                                         3.20%                                               3.46%
                                                                       579.15%                                             506.80%

                                    TABLE 3
                          AVERAGE ANNUAL TOTAL RETURN
                              BASIC DEATH BENEFIT



                                                                                                                  From Date
                                                                                                                  Portfolio
                                                                  One Year      Five Years      Ten Years        Established
                  Fund                               Date          Ended          Ended           Ended            Through
                Portfolio                         Established    12/31/1999     12/31/1999      12/31/1999        12/31/1999
                ---------                         -----------    ----------     ----------      ----------        ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                             06/83       -2.40%          4.85%           5.72%           6.91%
Diversified Conservative Growth Portfolio              05/99        5.09%         N/A              N/A             7.76%
High Yield Bond Portfolio                              02/87        3.15%          6.74%           7.68%           6.29%
Stock Index Portfolio                                  10/87       18.87%         26.25%          14.07%          15.22%
Equity Income Portfolio                                02/88       10.95%         15.21%          11.08%          12.92%
Equity Portfolio                                       06/83       10.91%         17.36%          12.32%          13.49%
Prudential Jennison Portfolio                          05/95       40.26%         N/A              N/A            30.09%
Global Portfolio                                       09/88       46.23%         20.65%           7.59%          12.72%
Small Capitalization Stock Portfolio                   05/95       11.11%         N/A              N/A            14.50%
20/20 Focus Portfolio                                  05/99       17.81%         N/A              N/A            27.85%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                        05/94       32.39%         17.87%           N/A            15.43%
AIM V.I. Value Fund                                    06/93       28.10%         25.48%           N/A            21.19%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                              05/96      -12.87%         N/A              N/A             6.22%

JASPEN ASPEN SERIES
Growth Portfolio                                       09/93       42.00%         28.09%           N/A            22.56%
International Growth Portfolio                         05/94       79.80%         31.41%           N/A            26.41%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                 07/95       74.29%         N/A              N/A            34.59%
Research Series                                        07/95       20.82%         N/A              N/A            20.81%

OCC ACCUMULATION TRUST
Managed Portfolio                                      08/88       -1.61%         16.88%          14.67%          15.64%
Small Cap Portfolio                                    08/88       -3.88%          6.82%           9.98%           9.92%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                03/94        2.27%         16.81%           N/A            15.63%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                          03/94       31.48%         13.61%           N/A            11.87%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2          09/98       68.17%         N/A              N/A            29.42%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                         09/96       61.26%         N/A              N/A            21.09%

                                                                  584.20%        248.03%          83.11%         398.53%
                                                                    3.52%          3.89%           3.36%           4.83%
                                                                  587.72%        251.92%          86.47%         403.36%

                                    TABLE 4
                          AVERAGE ANNUAL TOTAL RETURN
                             ENHANCED DEATH BENEFIT

                                                                                                                      From Date
                                                                                                                      Portfolio
                                                                      One Year      Five Years      Ten Years        Established
                          Fund                          Date           Ended          Ended           Ended            Through
                        Portfolio                    Established     12/31/1999     12/31/1999      12/31/1999        12/31/1999
                        ---------                    -----------     ----------     ----------      ----------        ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                                 06/83       -2.69%         4.54%             5.44%            6.60%
Diversified Conservative Growth Portfolio                  05/99        4.88%        N/A               N/A               7.44%
High Yield Bond Portfolio                                  02/87        2.85%         6.42%             7.39%            5.98%
Stock Index Portfolio                                      10/87       18.51%        25.87%            13.77%           14.87%
Equity Income Portfolio                                    02/88       10.63%        14.87%            10.79%           12.59%
Equity Portfolio                                           06/83       10.59%        17.01%            12.02%           13.15%
Prudential Jennison Portfolio                              05/95       39.84%        N/A               N/A              29.70%
Global Portfolio                                           09/88       45.80%        20.30%             7.30%           12.37%
Small Capitalization Stock Portfolio                       05/95       10.79%        N/A               N/A              14.15%
20/20 Focus Portfolio                                      05/99       17.57%        N/A               N/A              27.46%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                            05/94       32.00%        26.05%            N/A              22.43%
AIM V.I. Value Fund                                        06/93       27.45%        25.12%            N/A              21.00%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                                  05/96      -13.10%        N/A               N/A               5.92%

JASPEN ASPEN SERIES
Growth Portfolio                                           09/93       41.58%        27.72%            N/A              22.20%
International Growth Portfolio                             05/94       79.25%        31.01%            N/A              26.04%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                     07/95       73.78%        N/A               N/A              34.19%
Research Series                                            07/95       20.46%        N/A               N/A              20.46%

OCC ACCUMULATION TRUST
Managed Portfolio                                          08/88       -1.90%        16.53%            14.36%           15.31%
Small Cap Portfolio                                        08/88       -4.17%         6.40%             9.68%            9.60%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                    03/94        1.96%        16.46%            N/A              15.29%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                              03/94       31.08%        13.27%            N/A              11.54%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2              09/98       67.70%        N/A               N/A              29.06%

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                             09/96       60.77%        N/A               N/A              20.73%

                                                                      575.63%       251.57%            80.75%          398.08%
                                                                        3.22%         3.59%             3.08%            4.52%
                                                                      578.85%       255.16%            83.83%          402.60%